                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - March 17, 1997



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)



                 Pennsylvania              1-7410            25-1233834
        (State or other jurisdiction    (Commission       (I.R.S. Employer
               of incorporation)        File Number)     Identification No.)



                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania               15258
                   (Address of principal executive offices)     (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000

                                 Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         By press release dated March 17, 1997, Mellon Bank Corporation (the "Corporation") and Buck Consultants, Inc. announced that they have signed a definitive agreement by which the Corporation will acquire Buck Consultants, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number   Description

99.1 Mellon Bank Corporation Press Release, dated March 17, 1997, announcing the matter referenced in Item 5 above.

                              MELLON BANK CORPORATION


Date: March 19, 1997          By:   STEVEN G. ELLIOTT
                                    Steven G. Elliott
                                    Vice Chairman, Chief Financial
                                    Officer & Treasurer
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                                 EXHIBIT INDEX


Number   Description                                 Method of Filing


 99.1    Press Release dated March 17, 1997          Filed herewith